                                                                    Exhibit 99.4
                                                                                                                        Exhibit 99.4

                      FORM OF NOTICE OF GUARANTEED DELIVERY
                                       FOR
                        SUBSCRIPTION RIGHTS CERTIFICATES
                                    ISSUED BY

                              BLUE VALLEY BAN CORP.

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THE RIGHTS OFFERING SUBSCRIPTION PERIOD WILL EXPIRE AT 5:00 P.M., EASTERN TIME
ON DECEMBER 5, 2008, UNLESS BLUE VALLEY BAN CORP. EXTENDS THE RIGHTS OFFERING
(SUCH TIME AND DATE WITH RESPECT TO THE EXPIRATION OF THE RIGHTS OFFERING, AS IT
MAY BE EXTENDED, THE "EXPIRATION TIME").
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     This form (this "Notice of Guaranteed Delivery") must be used to exercise the nontransferable subscription rights (the "Rights") to acquire common stock, par value $1.00 per share ("Common Stock"), of Blue Valley Ban Corp., a Kansas corporation (the "Company"), pursuant to the rights offering (the "Rights
Offering") described in the Company's accompanying prospectus, dated November
10, 2008 (the "Prospectus"), if a holder of Rights cannot deliver the subscription rights certificates evidencing the Rights (the "Subscription Rights
Certificates") to Computershare (the "Subscription Agent") at or prior to the
Expiration Time. This Notice of Guaranteed Delivery must be delivered by hand or sent by facsimile transmission or mail to the Subscription Agent, and must be received by such Subscription Agent at or prior to the Expiration Time.

     Each Right allows you to subscribe for .1352 of a share of Common Stock.
Payment of the subscription price of $18.00 per share of Common Stock (the
"Subscription Price") subscribed for upon exercise of the Rights must be received by the Subscription Agent in the manner specified in this Notice of
Guaranteed Delivery.

     The address and facsimile numbers of the Subscription Agent is:

                            If Delivering By Courier
                        Computershare Trust Company, N.A.
                             Attn: Corporate Actions
                           250 Royall Street, Suite V
                           Canton, Massachusetts 02021
                                 (781) 575-2765

                              If Delivering By Mail
                        Computershare Trust Company, N.A.
                             Attn: Corporate Actions
                             P.O. Box 43011 Suite V
                       Providence, Rhode Island 02940-3011

             By Facsimile Transmission (Eligible Institutions Only)
                                 (617) 360-6810

                  Confirm Facsimile Receipt by Telephone Only:
                                 (781) 575-2332

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE, OR TRANSMISSION VIA FACSIMILE NUMBER OTHER THAN AS SET FORTH
ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

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     For this Notice of Guaranteed Delivery to be validly delivered, it must be received by the Subscription Agent at the above addresses, or by facsimile transmission, before the Expiration Time. Deliveries to the Company will not be forwarded to the Subscription Agent and therefore will not constitute a valid delivery. In addition, deliveries to The Depository Trust Company will not constitute a valid delivery to the Subscription Agent.

     To obtain wire transfer instructions or if you have questions or need assistance or additional documentation with respect to the Rights, please contact the Subscription Agent as follows:

                        Computershare Trust Company, N.A.
                             Attn: Corporate Actions
                           250 Royall Street, Suite V
                           Canton, Massachusetts 02021
                                 (781) 575-2765
                                 (800) 546-5141

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Subscription Rights Certificate is required to be guaranteed by an Eligible Guarantor Institution (as defined below) under the instructions to the Subscription Rights Certificate, the signature guarantee must appear in the applicable space provided in the signature box on the
Subscription Rights Certificate.

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Ladies and Gentlemen:

     The undersigned hereby represents that it is the holder of Subscription
Rights Certificate(s) representing _______ Rights and that such Subscription
Rights Certificate(s) cannot be delivered to the Subscription Agent at or before the Expiration Time. Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise the Rights to subscribe for shares of Common Stock represented by such Subscription Rights Certificate(s) pursuant to the guaranteed delivery procedures set forth in the Prospectus. The undersigned understands and agrees that payment of the Subscription Price of $18.00 per share of Common Stock subscribed for must be received by the Subscription Agent within three business days following the Expiration Time and such payment must be made by wire transfer.

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Number of Shares Subscribed for:_________________________________________

Payment in the aggregate:

|_|  is being delivered to the Subscription Agent herewith; or

|_|  has been delivered separately to the Subscription Agent, and was delivered by wire transfer of funds (complete the information relating thereto);

Name of transferor institution:___________________________________________

Date of transfer:________________________________________

Confirmation number (if available):_________________________________

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     All authority conferred or agreed to be conferred by this Notice of
Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

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                 (Please Type or Print Except for Signature(s))

Subscription Rights Certificate Nos. (if available):____________________________

Name(s) of record holder(s) of Subscription Rights Certificate:_________________

________________________________________________________________________________

Address(es):____________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                                              (Include Zip Code)

Telephone Number, including Area Code:__________________________________________

________________________________________________________________________________

Signature(s) of record holder or authorized signatory:__________________________

________________________________________________________________________________

Date:___________________________________________________________________________

                 THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

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If you are signing in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information:

Name:___________________________________________________________________________

Capacity:_______________________________________________________________________

Address (including Zip Code):___________________________________________________

Telephone Number:_______________________________________________________________

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                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member firm of a registered national securities exchange or member of the Financial Industry Regulatory Authority, Inc., commercial bank or trust company having an office or correspondent in the United States, or another
Eligible Guarantor Institution as defined in Rule 17Ad-15 under the U.S.
Securities Exchange Act of 1934, as amended (each, an "Eligible Guarantor
Institution"), hereby guarantees that within three business days from the date of receipt by the Subscription Agent of this Notice of Guaranteed Delivery, the undersigned will deliver to the Subscription Agent the Subscription Rights
Certificates representing the Rights being exercised hereby, with any required signature guarantees and any other required documents, and payment therefor.

                   (Please Type or Print Except for Signature)

Name of Firm:___________________________________________________________________

________________________________________________________________________________

Authorized Signature:___________________________________________________________

________________________________________________________________________________

Name:___________________________________________________________________________

________________________________________________________________________________

Title:__________________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                                              (Include Zip Code)

Telephone Number, including Area Code:__________________________________________

Dated:____________, 2008

The institution that completes this form must communicate the guarantee to the
Subscription Agent and must deliver the Subscription Rights Certificates and related payment to the Subscription Agent within the time period shown herein.
Failure to do so could result in a financial loss to such institution.

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           DO NOT SEND SUBSCRIPTION RIGHTS CERTIFICATES WITH THIS FORM